PROSPECTUS SUPPLEMENT                                               EXHIBIT 99.2
(To Prospectus dated October 25, 2004)                REGISTRATION NO. 333-44286



                  [EUROPE 2001 HOLDRS (SM) TRUST LOGO OMITTED]




                        1,000,000,000 Depositary Receipts
                          Europe 2001 HOLDRS (SM) Trust

     This prospectus supplement supplements information contained in the prospectus dated October 25, 2004 relating to the sale of up to 1,000,000,000 depositary receipts by the Europe 2001 HOLDRS (SM) Trust.

     The share amounts specified in the table in the "Highlights of Europe 2001 HOLDRS" section of the base prospectus shall be replaced with the following:

                                                                   Primary U.S.
                                                        Share        Trading
              Name of Company(1)            Ticker     Amounts       Market
-----------------------------------------  --------  -----------  --------------
AEGON N.V.                                    AEG        5.2          NYSE
Alcatel*                                      ALA         3           NYSE
Amdocs Limited                                DOX         3           NYSE
ARM Holdings p.l.c.*                         ARMHY        8          NASDAQ
ASM International N.V.                       ASMI        13          NASDAQ
ASML Holding N.V.                            ASML         7          NASDAQ
AstraZeneca p.l.c.*                           AZN         4           NYSE
Aventis S.A.*                                 AVE         2           NYSE
AXA*                                          AXA         6           NYSE
Bookham, Inc.                                BKHM        1.2         NASDAQ
BP p.l.c.*                                    BP          4           NYSE
Business Objects S.A.*                       BOBJ        4.5         NASDAQ
Cable & Wireless p.l.c.*                      CWP         4           NYSE
DaimlerChrysler AG                            DCX         4           NYSE
Deutsche Telekom AG*                          DT          5           NYSE
Diageo p.l.c.*                                DEO         5           NYSE
Elan Corporation, p.l.c.*                     ELN         4           NYSE
Ericsson LM Telephone Company*               ERICY       1.6         NASDAQ
GlaxoSmithKline p.l.c.*                       GSK         6           NYSE
Infineon Technologies AG*                     IFX         5           NYSE
ING Group N.V.*                               ING         4           NYSE
IONA Technologies p.l.c.*                    IONA         3          NASDAQ
Koninklijke Philips Electronics N.V.          PHG         5           NYSE
Millicom International Cellular S.A.*        MICC         8          NASDAQ
Nokia Corp.*                                  NOK         5           NYSE
Novartis AG*                                  NVS         5           NYSE
Qiagen N.V.                                  QGENF        6          NASDAQ
Repsol YPF, S.A.*                             REP        11           NYSE
Royal Dutch Petroleum Company                 RD          3           NYSE
Ryanair Holdings p.l.c.*                     RYAAY        8          NASDAQ
SAP AG*                                       SAP         4           NYSE
Scottish Power p.l.c.*                        SPI         7           NYSE
Serono S.A.*                                  SRA         9           NYSE
Shire Pharmaceuticals Group p.l.c.*          SHPGY        4          NASDAQ
Skillsoft p.l.c.*                            SKIL         6          NASDAQ
STMicroelectronics N.V.                       STM         4           NYSE

                                                  (continued on followiong page)

                                                                    Primary U.S.
                                                           Share      Trading
                Name of Company             Ticker        Amounts     Market
-----------------------------------------  --------  -----------  --------------
Telefonica S.A.*                              TEF       3.31224241     NYSE
Terra Networks, S.A.*                        TRRA           15        NASDAQ
Total S.A.*                                   TOT            3         NYSE
UBS AG                                        UBS            3         NYSE
Unilever N.V.                                 UN             3         NYSE
Vivendi Universal*                             V             3         NYSE
Vodafone Group p.l.c.*                        VOD            6         NYSE
WPP Group p.l.c.*                            WPPGY           3        NASDAQ

----------------


     (1) Effective the opening of business on December 17, 2004, Autonomy Corp p.l.c (NASDAQ:AUTN), was delisted from trading on NASDAQ. As such, the company is no longer an underlying constituent of the Europe 2001 HOLDRS Trust. Holders of record as of December 30, 2004 were paid 1.2 shares of Autonomy Corp p.l.c per round lot of 100 Europe 2001 HOLDRS.

     * The securities of these non-U.S. companies trade in the United States as American Depository Receipts. Please see "Risk Factors" and "Federal Income Tax Consequences--Special considerations with respect to underlying securities of foreign issuers" for additional information relating to an investment in a non-U.S. company.

     The share amounts listed in the table above reflect all previous stock splits, dividends and business combination transactions.

          The date of this prospectus supplement is December 31, 2004.